
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from Securities and Exchange Commission Form 10-K for the year ended Decmeber 31, 1996 and is qualified in its entirety by reference to such financial statements.
This schedule has been updated to reflect the adoption of Financial Accounting
Standards Board Statement No. 128, "Earnigns Per Share".
</LEGEND>
<MULTIPLIER>                               1,000

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1996
<PERIOD-END>                               DEC-31-1996
<CASH>                                          72,800
<SECURITIES>                                     5,500
<RECEIVABLES>                                  559,300
<ALLOWANCES>                                  (24,100)
<INVENTORY>                                    548,800
<CURRENT-ASSETS>                             1,386,400
<PP&E>                                       2,163,600
<DEPRECIATION>                             (1,497,400)
<TOTAL-ASSETS>                               2,201,600
<CURRENT-LIABILITIES>                          763,100
<BONDS>                                        489,900
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                        75,400
<OTHER-SE>                                     582,800
<TOTAL-LIABILITY-AND-EQUITY>                 2,201,600
<SALES>                                      2,275,200
<TOTAL-REVENUES>                             2,275,200
<CGS>                                        1,283,800
<TOTAL-COSTS>                                2,223,400
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                 3,900
<INTEREST-EXPENSE>                              47,400
<INCOME-PRETAX>                                 31,200
<INCOME-TAX>                                    16,200
<INCOME-CONTINUING>                             15,000
<DISCONTINUED>                                       0
<EXTRAORDINARY>                               (56,100)
<CHANGES>                                            0
<NET-INCOME>                                  (41,100)
<EPS-PRIMARY>                                    (.90)
<EPS-DILUTED>                                    (.90)

